UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2006
GENITOPE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50425 (Commission File Number)	77-0436313 (I.R.S. Employer Identification No.)
525 Penobscot Drive
Redwood City, California 94063
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (650) 482-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 8.01. Other Events.
          On June 13, 2006, Genitope Corporation issued a press release announcing that MyVax personalized immunotherapy received Fast Track designation from the U.S. Food & Drug Administration for the treatment of follicular non-Hodgkin’s Lymphoma. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
          (c)      Exhibits.

Exhibit
Number	Description

Exhibit 99.1	Press Release, dated June 13, 2006, entitled “FDA Grants Fast Track Status to MyVax Personalized Immunotherapy for Follicular Non-Hodgkin’s Lymphoma.”

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Genitope Corporation
Dated: June 15, 2006	By:	/s/ Laura Randall Woodhead
Laura Randall Woodhead
Vice President

INDEX TO EXHIBITS

Exhibit
Number	Description

Exhibit 99.1	Press Release, dated June 13, 2006, entitled “FDA Grants Fast Track Status to MyVax Personalized Immunotherapy for Follicular Non-Hodgkin’s Lymphoma.”